Financial Risks Management	12 Months Ended
Dec. 31, 2020
Foreign Exchange Rates [Abstract]
Financial Risks Management
5.	FINANCIAL RISKS MANAGEMENT

The Group may be exposed to the following risks arising from financial instruments: foreign exchange risk, interest rate risk, liquidity risk and credit risk.

5.1.	Foreign exchange risk

The nature and exposure of the Group to currency risk has evolved. It had been anticipated that a growing portion of its operations would be denominated in US dollars, and the Group decided not to convert into euros the US dollar denominated cash it raised in its March 2019 IPO.  The Company expected to use cash held in US dollars to meet expenses denominated in this currency over the next few years.

Because of the decision to initiate the termination of the RESOLVE-IT trial (see note 2“Major Events in the Period and Events after the Reporting Period”), the Group has started to implement a cost savings plan in the second half of 2020 and will manage a smaller number of transactions denominated in foreign currencies or indirectly exposed to currency risk.

The increase in the overall exposure of the Company to this risk will depend, in particular, on:

•	the currencies in which the Group receives its revenues;
•	the currencies chosen when agreements are entered into, such as licensing agreements, or co-marketing or co-development agreements;
•	the location of clinical trials on drug or biomarker candidates;
•	the ability, for its co-contracting parties to indirectly transfer foreign exchange risk to the Company;
•	the Group’s foreign exchange risk policy; and
•	the fluctuation of foreign currencies against the euro.

During 2020, the Company did not use any specific hedging arrangements in light of the Company’s decision to leave a significant part of its cash and cash equivalents in US dollars.

The following table shows the sensitivity of the Group's cash and cash equivalent and expenses in U.S. dollars to a variation of 10% of the U.S. dollar against the euro in 2018, 2019 and 2020:

Sensitivity of the Group's cash and cash equivalents to a variation of +/- 10% of the US dollar against the euro	As of
(in € thousands or in US dollar thousands, as applicable)	2018/12/31	2019/12/31	2020/12/31
Cash and cash equivalents denominated in US dollars	1,188	153,438	111,221
Equivalent in euros, on the basis of the exchange rate described below	1,038	136,582	90,637
Equivalent in euros, in the event of an increase of 10% of US dollar vs euro	1,153	151,758	100,708
Equivalent in euros, in the event of a decrease of 10% of US dollar vs euro	944	124,166	82,398

Sensitivity of the Group's expenses to a variation of +/- 10% of the US dollar against the euro	Year ended
(in € thousands or in US dollar thousands, as applicable)	2018/12/31	2019/12/31	2020/12/31
Expenses denominated in US dollars	9,613	40,355	47,277
Equivalent in euros, on the basis of the exchange rate described below	8,396	35,922	38,528
Equivalent in euros, in the event of an increase of 10% of US dollar vs euro	9,328	39,914	42,808
Equivalent in euros, in the event of a decrease of 10% of US dollar vs euro	7,632	32,657	35,025

2020/12/31 : Equivalent in euros, on the basis of a 1 euro = 1,2271 US dollar ratio
2019/12/31 : Equivalent in euros, on the basis of a 1 euro = 1,12341 US dollar ratio
2018/12/31 : Equivalent in euros, on the basis of a 1 euro = 1,145 US dollar ratio

Cash, cash equivalents and financial assets	As of
(in € thousands or in US dollar thousands, as applicable)	2018/12/31	2019/12/31	2020/12/31
At origin, denominated in EUR
Cash and cash equivalents	206,199	139,863	80,391
Current and non current financial assets	1,303	1,614	1,391
Total	207,502	141,477	81,782
At origin, denominated in USD
Cash and cash equivalents	1,041	136,884	90,637
Current and non current financial assets	10	113	67
Total	1,051	136,997	90,704
Total, in EUR
Cash and cash equivalents	207,240	276,748	171,029
Current and non current financial assets	1,313	1,727	1,458
Total	208,553	278,474	172,486

5.2.	Interest rate risk

As of December 31, 2020, the Group was only liable for governmental advances or conditional advances with no interest or interest at a fixed rate, generally below market rate, and for fixed-rate bank loans (the only variable-rate loan was repaid in 2017).

As of December 31, 2018, 2019 and 2020, the Group's financial liabilities totaled €169,593, €183,619, and €185,691 respectively (net of the equity component of the convertible loan and debt issue costs). Current borrowings are at a fixed rate. The Group's exposure to interest rate risk through its financial assets is also insignificant due to low market rates and since these assets are mainly euro-denominated Undertakings for the Collective Investment of Transferable Securities (UCITs), medium-term negotiable notes or term deposits with progressive rates denominated in euros or US dollars..

5.3.	Liquidity risk

The Group's loans and borrowings mainly consist of bonds convertible or exchangeable into new or existing shares (OCEANE), initially repayable for an nominal amount of €180 million on October 16, 2022 (see Note 12.1 “Breakdown of convertible loan”), government advances for research projects and bank loans. For conditional advances, reimbursement of the principal is subject to the commercial success of the related research project (see Note 12.2.1 “Refundable and conditional advances”).

The Company has conducted a specific review of its liquidity risk and considers that it is able to meet its future maturities. On December 31, 2018, 2019 and 2020, the Group had €208,553, €278,474, and €172,486 respectively in cash and cash equivalents and other financial assets. The Company does not believe it is exposed to short-term liquidity risk. The Company believes that the Group's cash and cash equivalents and current financial instruments are sufficient to ensure its financing, in light of its current projects and obligations and of the renegotiation, effective in 2021, of its obligations pertaining to the OCEANE debt, including the extension of the maturity date, for at least the next twelve months.

If the Group's funds are insufficient to cover any additional financing needs, the Group would require additional financing. The conditions and arrangements for any such new financing would depend, among other factors, on economic and market conditions that are beyond the Group's control.

5.4.	Credit risk

Credit risk is the risk of financial loss if a customer or counterparty to a financial asset defaults on their contractual commitments. The Group is exposed to credit risk due to trade receivables and other financial assets.

The Group's policy is to manage this risk by transacting with third parties with good credit standards.